As filed with the Securities and Exchange Commission on November 29, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811-22570

Brookfield Global Listed Infrastructure Income Fund Inc.
 (Exact name of registrant as specified in charter)

Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023
(Address of principal executive offices) (Zip code)

Brian F. Hurley, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023
 (Name and address of agent for service)

855-777-8001
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2016

Date of reporting period:  September 30, 2016

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (Sections 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Schedule of Investments.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Schedule of Investments (Unaudited)
September 30, 2016
	Shares	Value
COMMON STOCKS - 125.3%
AUSTRALIA - 4.8%
Toll Roads - 4.8%
Transurban Group [1]	1,174,600	$10,265,212
Total AUSTRALIA		10,265,212
BRAZIL - 2.1%
Electricity Transmission & Distribution - 2.1%
Alupar Investimento SA	926,198	4,559,578
Total BRAZIL		4,559,578
CANADA - 14.7%
Pipelines - 14.7%
Pembina Pipeline Corp. [1]	177,300	5,402,991
TransCanada Corp. [1]	399,600	18,978,677
Veresen, Inc. [1]	694,500	7,093,487
Total Pipelines		31,475,155
Total CANADA		31,475,155
FRANCE - 5.3%
Communications - 3.6%
Eutelsat Communications SA	376,900	7,800,875
Toll Roads - 1.7%
Groupe Eurotunnel SE	327,000	3,542,213
Total FRANCE		11,343,088
ITALY - 6.6%
Electric Utilities & Generation - 0.9%
ACEA SpA	160,360	2,015,782
Pipelines - 5.7%
Snam SpA [1]	2,199,900	12,198,214
Total ITALY		14,213,996
NEW ZEALAND - 2.8%
Airports - 2.8%
Auckland International Airport Ltd.	1,140,800	6,114,498
Total NEW ZEALAND		6,114,498
PORTUGAL - 1.5%
Electric Utilities & Generation - 1.5%
EDP - Energias de Portugal SA	947,400	3,179,498
Total PORTUGAL		3,179,498
SPAIN - 9.2%
Airports - 1.5%
Aena SA [2]	21,400	3,158,868

Communications - 2.5%
Cellnex Telecom SA [2]	294,400	5,327,706
Electric Utilities & Generation - 2.5%
Saeta Yield SA	551,100	5,479,185
Toll Roads - 2.7%
Ferrovial SA [1]	265,323	5,715,645
Total SPAIN		19,681,404
SWITZERLAND - 4.6%
Airports - 4.6%
Flughafen Zuerich AG [1]	50,700	9,911,537
Total SWITZERLAND		9,911,537
UNITED KINGDOM - 5.3%
Water - 5.3%
Pennon Group PLC [1]	582,700	6,737,132
United Utilities Group PLC [1]	360,750	4,685,665
Total Water		11,422,797
Total UNITED KINGDOM		11,422,797
UNITED STATES - 68.4%
Communications - 11.9%
American Tower Corp. [1]	144,000	16,319,520
Crown Castle International Corp. [1]	98,200	9,251,422
Total Communications		25,570,942
Electric Utilities & Generation - 6.9%
NextEra Energy, Inc.	46,500	5,687,880
NRG Yield, Inc. - Class A	280,600	4,579,392
Pattern Energy Group, Inc. [1]	197,100	4,432,779
Total Electric Utilities & Generation		14,700,051
Electricity Transmission & Distribution - 10.3%
Avangrid, Inc. [1]	171,700	7,173,626
Edison International [1]	111,400	8,048,650
Sempra Energy [1]	63,900	6,849,441
Total Electricity Transmission & Distribution		22,071,717
Gas Utilities - 5.8%
NiSource, Inc. [1]	340,300	8,204,633
Southwest Gas Corp.	61,000	4,261,460
Total Gas Utilities		12,466,093
Midstream - 5.0%
Sunoco Logistics Partners LP	114,800	3,261,468
Targa Resources Corp. [1]	152,501	7,489,324
Total Midstream		10,750,792
Pipelines - 28.5%
Buckeye Partners LP	102,300	7,324,680
Enbridge Energy Management LLC [1,3]	2	43
Enbridge Energy Partners LP	241,200	6,133,716
Energy Transfer Partners LP [1]	339,900	12,576,300
Enterprise Products Partners LP [1]	526,400	14,544,432

Kinder Morgan, Inc. [1]			540,000	12,490,200
Williams Partners LP			213,700	7,947,503
Total Pipelines				61,016,874
Total UNITED STATES				146,576,469
Total COMMON STOCKS
(Cost $241,188,604)				268,743,232
CONVERTIBLE PREFERRED STOCK - 3.0%
UNITED STATES - 3.0%
Other - 3.0%
Teekay Offshore Partners LP, Series D, 10.5% [4,5]			261,653	6,541,325
Total UNITED STATES				6,541,325
Total CONVERTIBLE PREFERRED STOCK
(Cost $6,155,453)				6,541,325
Interest Rate		Maturity	Principal Amount (000s)	Value
CORPORATE BOND - 1.1%
AUSTRALIA - 1.1%
Pipelines - 1.1%
APT Pipelines Ltd. [6]	6.22%	09/30/72	AUD2,919	$2,287,912
Total AUSTRALIA				2,287,912
Total CORPORATE BOND
(Cost $3,055,488)				2,287,912
Total Investments - 129.4%
(Cost $250,399,545)				277,572,469
Liabilities in Excess of Other Assets - (29.4)%				(63,139,048)
TOTAL NET ASSETS - 100.0%				$214,433,421
AUD - Australian Dollar
The following notes should be read in conjunction with the accompanying Schedule of Investments.
1- All or portion of this security is pledged as collateral for credit facility.
2- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2016, the total value of all such securities was $8,486,574 or 4.0% of net assets.

3- Non-income producing security.
4- Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of September 30, 2016, the total value of all such securities was $6,541,325 or 3.0% of net assets.

5- Private Placement.
6- Variable rate security - Interest rate shown is the rate in effect as of September 30, 2016.

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: The Fund’s Board of Directors (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser’s Valuation Committee oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical assets or liabilities
•	Level 2 -
quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Valuation Committee uses in determining fair value.  If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of
September 30, 2016:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$-	$10,265,212	$-	$10,265,212
Brazil	4,559,578	-	-	4,559,578
Canada	31,475,155	-	-	31,475,155
France	-	11,343,088	-	11,343,088
Italy	2,015,782	12,198,214	-	14,213,996
New Zealand	-	6,114,498	-	6,114,498
Portugal	-	3,179,498	-	3,179,498
Spain	-	19,681,404	-	19,681,404
Switzerland	-	9,911,537	-	9,911,537
United Kingdom	-	11,422,797	-	11,422,797
United States	146,576,469	-	-	146,576,469
Total Common Stocks	184,626,984	84,116,248	-	268,743,232
Convertible Preferred Stock:
United States	-	6,541,325	-	6,541,325
Corporate Bond:
Australia	-	2,287,912	-	2,287,912
Total	$184,626,984	$92,945,485	$-	$277,572,469

For further information regarding security characteristics, see the Schedule of Investments.

The fair value of the Fund’s credit facility, which qualifies as a financial instrument under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820 “Disclosures about Fair Values of Financial Instruments”, approximates the carrying amount of $78,000,000. As of September 30, 2016, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.

Level 2 common stocks are fair valued using a factor as a result of market movements following the close of local trading. During the nine months ended September 30, 2016, there were transfers from Level 2 to Level 1 of $6,575,360, which represent common stocks that were previously priced using the adjusted price and currently priced using the market close price.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

During the nine months ended September 30, 2016, the Fund did not invest in any Level 3 securities.

Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.  The Fund did not have any forward contracts outstanding as of September 30, 2016.

Option Contracts:  The Fund may purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or traded in the over-the-counter market to hedge the value of the Fund’s portfolio or as a means of achieving additional return.

A call option is a contract that gives the holder of the option the right to buy from the writer of the option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller of the put option the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call option on the same instrument as the call option written where the exercise price of the call option held is (i) equal to or less than the exercise price of the call option written or (ii) greater than the exercise price of the call option written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian. A call option is “uncovered” if the underlying security covered by the call is not held by the Fund.
A put option is “covered” if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put option on the same instrument as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

If the Fund has written an option, it may close out its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.  Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option, or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option, or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of the Adviser to correctly predict the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

The premium amount and the number of written option contracts during the nine months ended September 30, 2016 were as follows:

	Number of	Premium
	Contracts	Amount
Outstanding at December 31, 2015	-	$-
Options written	5,500	120,563
Options expired	-	-
Options exercised	(5,500)	(120,563)
Outstanding at September 30, 2016	-	$-

The Fund did not have any option contracts outstanding as of September 30, 2016.

Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.70% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.70% on the line of credit that is unused. For the nine months ended September 30, 2016, the average interest rate paid on the line of credit was 1.15% of the average total line of credit amount available to the Fund.

Total line of credit amount available	$120,000,000
Line of credit outstanding at September 30, 2016	78,000,000
Line of credit amount unused at September 30, 2016	42,000,000
Average balance outstanding during the period	74,759,124
Interest expense incurred on line of credit during the period	1,030,293

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments, not including foreign currency translations, at September 30, 2016 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$250,399,545	$36,956,335	$(9,783,411)	$27,172,924

Item 2. Controls and Procedures.

(a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-Q.

(b) As of the date of filing this Form N-Q, the Registrant's principal executive officer and principal financial officer are aware of no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant's internal control over financial reporting.

Item 3. Exhibits

(a) Certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Brookfield Global Listed Infrastructure Income Fund Inc.

By (Signature and Title)  /s/ Brian F. Hurley
  Brian F. Hurley
  President and Principal Executive Officer

Date:   November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Brian F. Hurley
  Brian F. Hurley
  President and Principal Executive Officer

Date:   November 29, 2016

By (Signature and Title)  /s/ Angela W. Ghantous
  Angela W. Ghantous
  Treasurer and Principal Financial Officer

Date:   November 29, 2016